UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	A Special Meeting of Shareholders of FS Bancorp, Inc. (the “Company”) was held on September 18, 2013 (“Special Meeting”).

(b)
There were a total of 3,240,125 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 2,228,474 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposal was submitted by the Company’s Board of Directors to a vote of shareholders:

1.
Proposal 1.  Approval of 2013 Equity Incentive Plan:  Shareholders approved the FS Bancorp 2013 Equity Incentive Plan, which consists of 324,013 stock options and 129,605 shares of restricted stock, by the following vote:

	Number of Votes	Percentage
For	1,725,771	89.4%
Against	204,932	10.6%
Abstain	263,245	N/A
Broker non-votes	34,526	N/A

(c)           None.

(d)           Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date: September 20, 2013	/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer
(Principal Financial and Accounting Officer)